Components of Other Comprehensive Income	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Components of Other Comprehensive Income
6.	Components of Other Comprehensive Income

Changes in other comprehensive income under equity of our consolidated statements of financial position for the years ended December 31, 2017, 2016 and 2015 are as follows:

	Foreign currency translation differences of subsidiaries	Net gains on available- for-sale financial investments – net of tax	Net transactions on cash flow hedges –net of tax	Revaluation increment on investment properties – net of tax	Actuarial losses on defined benefit plans – net of tax	Share in the other comprehensive income of associates and joint ventures accounted for using the equity method	Total other comprehensive income (loss) attributable to equity holders of PLDT	Share of noncontrolling interests	Total other comprehensive loss – net of tax
	(in million pesos)
Balances as at January 1, 2017	608	936	7	619	(23,376)	312	(20,894)	7	(20,887)
Other comprehensive income (loss)	(25)	3,364	(376)	1	(1,091)	306	2,179	7	2,186
Recycled to retained earnings	—	—	—	—	—	(436)	(436)	—	(436)
Balances as at December 31, 2017	583	4,300	(369)	620	(24,467)	182	(19,151)	14	(19,137)
Balances as at January 1, 2016	524	76	(3)	602	(19,805)	404	(18,202)	12	(18,190)
Other comprehensive income (loss)	84	860	10	17	(3,571)	151	(2,449)	(5)	(2,454)
Recycled to retained earnings	—	—	—	—	—	(243)	(243)	—	(243)
Balances as at December 31, 2016	608	936	7	619	(23,376)	312	(20,894)	7	(20,887)
Balances as at January 1, 2015	489	8,211	(34)	603	(18,207)	653	(8,285)	2	(8,283)
Other comprehensive income (loss)	35	(8,135)	31	(1)	(1,598)	(249)	(9,917)	10	(9,907)
Balances as at December 31, 2015	524	76	(3)	602	(19,805)	404	(18,202)	12	(18,190)

Revaluation increment on investment properties pertains to the difference between the carrying value and fair value of property and equipment transferred to investment property at the time of change in classification.